                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            December 29, 1994

                              CAMBREX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    New Jersey
                 (State or other jurisdiction of incorporation)

               1-10638                                              22-2476135
       (Commission File Number)                         (IRS Employer Identification No.)

   One Meadowlands Plaza, East Rutherford, New Jersey                 07073
     (Address of Principal Executives Offices)                      (Zip Code)


Registrant's telephone number, including area code:               (201) 804-3000

                                AMENDMENT NO. 1


The undersigned registrant hereby amends the following portion of its Current Report dated October 26, 1994 on Form 8-K as set forth in the pages attached hereto:

                   Item 7.  Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         CAMBREX CORPORATION
                                             (Registrant)



Dated: December 29, 1994            By: /s/ PETER TRACEY
                                       -----------------------------
                                               Peter Tracey,
                             Executive Vice President/Chief Financial Officer





                                        Total # of pages 20
                                        of which this is page 1

            COMBINED FINANCIAL STATEMENTS OF THE NOBEL/PROFARMACO GROUP


                                                                                            PAGE
Report of Independent Accountants                                                            3
Combined Balance Sheets as of December 31, 1993 and 1992                                     4
Combined Statements of Operations for the years ended
  December 31, 1993, 1992, and 1991                                                          5
Combined Statements of Cash Flows for the years ended
  December 31, 1993, 1992, and 1991                                                          6
Notes to Combined Financial Statements                                                    7-13

Proforma Condensed Combined Balance Sheets as of September 30, 1994 (Unaudited)             15
Proforma Condensed Combined Statements of Operations for the nine months
  ended September 30, 1994 (Unaudited)                                                      16
Proforma Condensed Combined Balance Sheets as of December 31, 1993 (Unaudited)              17
Proforma Condensed Combined Statements of Operations for the year ended
  December 31, 1993 (Unaudited)                                                             18

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Stockholders and Board of Directors of Cambrex Corporation:


We have audited the accompanying combined balance sheets of the Nobel/Profarmaco Group (the "Group") as of December 31, 1993 and 1992, and the related combined statements of operations and cash flows for each of the three years in the period ended December 31, 1993. These combined financial statements are the responsibility of the management of the Group. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Group as of December 31, 1993 and 1992, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1993, in conformity with generally accepted accounting principles.

As discussed in Note 8 to the combined financial statements, in 1993, the Group changed its method of accounting for income taxes.


                                                        COOPERS & LYBRAND L.L.P.


Parsippany, New Jersey
December 27, 1994

                             NOBEL/PROFARMACO GROUP
                            COMBINED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                                         December 31,
                                                                                             -------------------------------------
                                                                                                 1993                    1992
                                                                                                 ----                    -----
                                                                 ASSETS
Current assets:
  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  7,273                $  16,964
  Receivables:
    Trade accounts, less allowance for doubtful accounts of
    $762 and $228 at respective dates . . . . . . . . . . . . . . . . . . . . . . .             11,894                   10,815
    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,252                    4,255
                                                                                                 -----                    -----
                                                                                                15,146                   15,070
  Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             26,825                   24,280
  Deferred tax asset  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                496
  Other current assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,302                    1,108
                                                                                               -------                  -------
        Total current assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .             53,042                   57,422
Property, plant and equipment, net  . . . . . . . . . . . . . . . . . . . . . . . .             41,195                   45,108
Intangible assets, net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                233                    2,401
                                                                                               -------                  -------
        Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $ 94,470                $ 104,931
                                                                                               =======                 ========

                                                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued liabilities  . . . . . . . . . . . . . . . . . . . .           $ 14,526                 $ 17,190
  Income taxes payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         309
  Short-term borrowings and Current
    portion of long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .             10,779                   15,626
                                                                                               -------                 --------
        Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . .             25,305                   33,125
Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,229                    1,424
Deferred taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                          40
Other non-current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,697                    7,571
                                                                                               -------                 --------
     Total liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             33,231                   42,160
Commitments and contingencies
Net investment in the Nobel/Profarmaco Group  . . . . . . . . . . . . . . . . . . .             61,239                   62,771
                                                                                               -------                 --------
Total liabilities and net investments in
  the Nobel/Profarmaco Group  . . . . . . . . . . . . . . . . . . . . . . . . . . .           $ 94,470                $ 104,931
                                                                                               =======                 ========


            See accompanying notes to combined financial statements.

                             NOBEL/PROFARMACO GROUP
                      COMBINED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                                    Years ended December 31,
                                                                               -----------------------------------------

                                                                               1993             1992             1991
                                                                               ----             ----             ----
Net revenues  . . . . . . . . . . . . . . . . . . . . . . . . . . .           $83,984          $93,177          $90,331
Operating expenses:
  Cost of goods sold  . . . . . . . . . . . . . . . . . . . . . . .            58,678           73,698           71,456
  Selling, general and administrative . . . . . . . . . . . . . . .            14,388           17,921           19,112
  Research and development  . . . . . . . . . . . . . . . . . . . .             2,466            2,930            4,809
                                                                               -------         --------         --------
     Total operating expenses . . . . . . . . . . . . . . . . . . .            75,532           94,549           95,377
Operating profit (loss) . . . . . . . . . . . . . . . . . . . . . .             8,452           (1,372)          (5,046)
Other income (expenses)
  Interest income . . . . . . . . . . . . . . . . . . . . . . . . .             1,391            3,055            6,369
  Interest expense  . . . . . . . . . . . . . . . . . . . . . . . .            (3,552)          (8,674)         (12,641)
  Other - net . . . . . . . . . . . . . . . . . . . . . . . . . . .              (250)          31,958           (1,239)
                                                                               -------         --------         --------
Income (loss) before income taxes   . . . . . . . . . . . . . . . .             6,041           24,967          (12,557)
Provision (benefit) for income taxes  . . . . . . . . . . . . . . .               843             (346)
                                                                               -------         --------         --------
Income (loss) before cumulative effect of
  a change in accounting principle  . . . . . . . . . . . . . . . .             5,198           25,313          (12,557)
Cumulative effect of change in method of accounting
  for income taxes  . . . . . . . . . . . . . . . . . . . . . . . .             1,153
                                                                               -------         --------         --------
Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . .            $6,351          $25,313         ($12,557)
                                                                               =======         ========         ========



            See accompanying notes to combined financial statements.

                             NOBEL/PROFARMACO GROUP
                       COMBINED STATEMENTS OF CASH FLOWS
                                (IN THOUSANDS)

                                                                               Years ended December 31,
                                                                    --------------------------------------------
                                                                       1993             1992              1991
                                                                       ----             ----              ----
Cash flows from operations:
   Net income (loss)  . . . . . . . . . . . . . . . . . . . . . . .  $  6,351         $ 25,313         $(12,557)
   Depreciation and amortization  . . . . . . . . . . . . . . . . .     6,684            8,447            9,406
   Cumulative effect of change in method of accounting
     for income taxes . . . . . . . . . . . . . . . . . . . . . . .    (1,153)
   Net insurance gain resulting from explosion. . . . . . . . . . .                    (30,023)
   Loss from sale of business . . . . . . . . . . . . . . . . . . .                                       2,960
   Changes in assets and liabilities:
      Receivables . . . . . . . . . . . . . . . . . . . . . . . . .    (2,327)           3,942           (1,039)
      Inventories   . . . . . . . . . . . . . . . . . . . . . . . .    (6,300)             729              769
      Deferred tax assets . . . . . . . . . . . . . . . . . . . . .      (496)
      Other current assets  . . . . . . . . . . . . . . . . . . . .    (2,525)           1,858             (233)
      Accounts payable and accrued liabilities  . . . . . . . . . .       116              185           (1,803)
      Income taxes payable  . . . . . . . . . . . . . . . . . . . .       620              404               (8)
      Other non-current assets and liabilities  . . . . . . . . . .       229           (6,503)             449
                                                                     ---------        ---------         --------
      Net cash provided from (used in) operations . . . . . . . . .     1,199            4,352           (2,056)
                                                                     ---------        ---------         --------

Cash flows from investing activities:
   Capital expenditures . . . . . . . . . . . . . . . . . . . . . .    (7,831)         (19,154)          (7,922)
   Additions to intangibles . . . . . . . . . . . . . . . . . . . .                       (159)          (1,402)
   Proceeds from sale of business . . . . . . . . . . . . . . . . .                                      12,405
   Insurance Proceeds from explosion  . . . . . . . . . . . . . . .                     42,324
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       236              275            1,451
                                                                     ---------        ---------         --------
      Net cash (used in) provided from investing activities . . . .    (7,595)          23,286            4,532
                                                                     ---------        ---------         --------

Cash flows from financing activities:
   Net activity with Parent Company . . . . . . . . . . . . . . . .     1,622             (794)           1,766
   Long-term debt activity (including current
     portion)
      Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . .                                      16,773
      Repayments  . . . . . . . . . . . . . . . . . . . . . . . . .    (2,603)         (11,486)         (20,153)
      Proceeds from issuance of common stock  . . . . . . . . . . .                      8,325
                                                                     ---------        ---------         --------
      Net cash (used in) financing activities . . . . . . . . . . .      (981)          (3,955)          (1,614)
                                                                     ---------        ---------         --------

Effect of exchange rates on cash  . . . . . . . . . . . . . . . . .    (2,314)          (7,797)              79
Net (decrease) increase in cash . . . . . . . . . . . . . . . . . .    (9,691)          15,886              941

Cash at beginning of year . . . . . . . . . . . . . . . . . . . . .    16,964            1,078              137
                                                                     ---------        ---------         --------

Cash at end of year . . . . . . . . . . . . . . . . . . . . . . . .  $  7,273         $ 16,964          $ 1,078
                                                                     =========        =========         ========

Supplemental disclosure:
    Interest paid . . . . . . . . . . . . . . . . . . . . . . . . .  $  3,552         $  8,674          $12,641
    Income taxes paid . . . . . . . . . . . . . . . . . . . . . . .  $  1,201


                        See accompanying notes to combined financial statements.

                             NOBEL/PROFARMACO GROUP
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                (IN THOUSANDS)


(1) THE COMPANY

    The combined financial statements of the Nobel/Profarmaco Group (hereafter referred to as the "Group") includes the accounts of Nobel Chemicals AB, Nobel Chemicals International AB, Profarmaco Nobel S.r.l., and three sales companies.

    The primary operations and production of the Group are within Nobel chemicals AB and Profarmaco Nobel S.r.l. which are located in Karlskoga, Sweden and Paullo, Italy, respectively. The sales companies of the Group are located in the United States, the United Kingdom, and Germany. The primary function of such sales companies is to distribute the Group's products to its own and nearby markets. The Group's customer base is located in Europe, North and South America, and the Far East.

    The Group's operations are focused upon two areas; pharmaceutical chemicals and fine chemicals. The pharmaceutical operations produce active ingredients for generic and proprietary pharmaceutical companies. The fine chemical operations develop and manufacture a broad range of nitrated compounds and derivatives for sale as intermediate chemicals in pigments and dyes, agrochemicals, x-ray contrast media, vitamins and cosmetic products.

    Prior to October of 1994, the parent of all of the companies within the Group was Akzo Nobel AB located in Stockholm, Sweden. In October of 1994, all of the common stock of the entities within the Group were purchased by Cambrex Corporation ("Cambrex"), a U.S. company.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Principles of Combination

    The combined financial statements include the accounts of the Group. All significant intercompany balances and transactions have been eliminated.

    Cash Equivalents

    Temporary cash investments with an original maturity of less than three months are considered cash equivalents.

    Financial Instruments

    Financial instruments consist principally of accounts receivable. Concentration of credit risk exists inasmuch as the Company sells its products to customers primarily in the chemical and pharmaceutical industries. However, receivables are spread among many customers and are geographically dispersed. No customer represents more than 10% of sales or receivables.

    Inventories

    Inventories are stated at the lower of cost, determined on a first-in, first-out basis, or market.

                             NOBEL/PROFARMACO GROUP
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                (IN THOUSANDS)


    Property, Plant and Equipment

    Property, plant and equipment is stated at cost, net of accumulated depreciation. Plant and equipment are depreciated on a straight-line basis over the estimated useful lives for each applicable asset group as follows:

             Buildings and improvements   . . . . . . . .           20-36 years
             Machinery and equipment  . . . . . . . . . .            5-10 years

    Intangible Assets

    Intangible assets are recorded at cost and amortized on a straight-line basis as follows:

         Patents  . . . . . . . . . . . . . .      Amortized over the remaining
                                                     life of individual patents
                                                     (average 5 years)
         Goodwill   . . . . . . . . . . . . .      5-20 years
         Product technology   . . . . . . . .      5 to 17 years
         Trademarks and other   . . . . . . .      1 to 20 years

    Receivables and payables in foreign currencies

    The balance sheets of foreign entities included in the Group are translated according to the current rate method which provides that assets and liabilities are translated at period end rates. Income statements are translated at the average rate for the period. Translation differences arising from the translation of income statements and balance sheets are recorded directly to the Net Investment in Group.

    Income Taxes

    Entities within the Group file income tax returns in their respective countries of domicile. Deferred taxes are recorded based upon differences between the financial statement and tax bases of assets and liabilities, and available tax credit carryforwards.

                            NOBEL/PROFARMACO GROUP
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                                (IN THOUSANDS)

(3) INVENTORIES

    Inventories consist of the following:

                                                                             December 31,
                                                                       -------------------------
                                                                          1993            1992
                                                                          ----            ----

       Finished goods   . . . . . . . . . . . . . . . . . . . . .       $17,028         $11,928
       Work-in-progress   . . . . . . . . . . . . . . . . . . . .         6,428           8,266
       Raw materials  . . . . . . . . . . . . . . . . . . . . . .         2,646           3,599
       Supplies   . . . . . . . . . . . . . . . . . . . . . . . .           723             487
                                                                        -------         -------
          Total   . . . . . . . . . . . . . . . . . . . . . . . .       $26,825         $24,280
                                                                        =======         =======

(4) PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment consists of the following:

                                                                                 December 31,
                                                                           -----------------------
                                                                             1993           1992
                                                                             ----           ----

       Land     . . . . . . . . . . . . . . . . . . . . . . . . .             $857         $  994
       Buildings and improvements   . . . . . . . . . . . . . . .           18,999         21,737
       Machinery and equipment  . . . . . . . . . . . . . . . . .           71,352         75,216
       Construction in progress   . . . . . . . . . . . . . . . .            5,768          6,449
                                                                          --------       --------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . .           96,976        104,396
       Accumulated depreciation   . . . . . . . . . . . . . . . .          (55,781)       (59,288)
                                                                          --------       --------
         Net  . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 41,195       $ 45,108
                                                                          ========       ========

    Depreciation expense amounted to $4,867, $5,913 and $6,348 for the years ended December 31, 1993, 1992 and 1991, respectively.

(5) INTANGIBLE ASSETS

    Components of intangible assets, net of accumulated amortization, are as follows:

                                                                            December 31,
                                                                       -----------------------
                                                                           1993         1992
                                                                           ----         ----

       Patents  . . . . . . . . . . . . . . . . . . . . . . . . .                     $  585
       Goodwill . . . . . . . . . . . . . . . . . . . . . . . . .                        632
       Product technology   . . . . . . . . . . . . . . . . . . .          $177          365
       Trademarks and other     . . . . . . . . . . . . . . . . .            56          819
                                                                           ----         ----
      Total     . . . . . . . . . . . . . . . . . . . . . . . . .          $233       $2,401
                                                                           ====        =====

    Patents and goodwill were fully amortized during 1993.

                             NOBEL/PROFARMACO GROUP
              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                (IN THOUSANDS)



(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

    The components of accounts payable and accrued liabilities are as follows:

                                                                               December 31,
                                                                      ---------------------------
                                                                        1993                1992
                                                                        ----                ----

    Accounts payable  . . . . . . . . . . . . . . . . . . . . . .      $ 7,620             $ 8,862
    Salaries, wages and employee
     benefits payable . . . . . . . . . . . . . . . . . . . . . .        3,285               3,589
    Other accrued liabilities   . . . . . . . . . . . . . . . . .        3,670               4,739
                                                                       -------             -------
          Total . . . . . . . . . . . . . . . . . . . . . . . . .      $14,575             $17,190
                                                                       =======             =======

(7) DEBT

    Debt consists of the following:


                                                                         December 31,
                                                                  -------------------------
                                                                    1993             1992
                                                                    ----             ----

    Short-term                                                     $10,779         $15,626
    Long-term   . . . . . . . . . . . . . . . . . . . . . . . .      1,229           1,424
                                                                   -------         -------
        Total   . . . . . . . . . . . . . . . . . . . . . . . . .  $12,008         $17,050
                                                                   =======         =======

    Short term debt consists primarily of term notes in the amounts of $7,630 and $10,878 as of December 31, 1993 and 1992, respectively. This debt matured in April of 1994. Interest accrues at approximately LIBOR plus 1% and is payable quarterly in respect of the principle amount of the loan outstanding from the drawdown date until maturity. The remaining short term debt consists primarily of interest bearing advances from customers.

    All debt was satisfied by Akzo Nobel AB, the Group's parent, prior to the purchase of the Group by Cambrex in October 1994.

(8) INCOME TAXES

    Effective January 1, 1993, the Group adopted Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes "(SFAS 109). The cumulative effect of this change was the recognition of a deferred tax benefit of $1,153.

    In summary, SFAS 109 requires the determination of deferred tax assets and liabilities by applying applicable tax rates to the difference between the financial statement and tax bases of assets and liabilities. Additionally, it requires separate balance sheet disclosure of deferred tax assets and liabilities and has different recognition criteria for certain deferred tax assets than Accounting Principles Board Opinion No. 11, the standard under which the Group's financial statements were previously prepared. As permitted under SFAS109, prior year financial statements have not been restated.

The provision/(benefit) for income taxes varies from the statutory rates in 1993 and 1992 primarily as a result of capital contributions to/from the parent company as well as revaluations of plant, property and equipment which are considered in the computation of local income tax liabilities. Such differences have been treated as a permanent difference in these financial statements. There is no benefit for income taxes in 1991 as the Group cannot avail itself of tax loss carrybacks within its local tax jurisdictions.

                             NOBEL/PROFARMACO GROUP
              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                (IN THOUSANDS)



(8) INCOME TAXES (CONTINUED)

    The Group has tax loss carry forwards in Sweden totalling approximately $1,473 to offset against future taxable income generated in Sweden on an indefinite carry forward basis. Accordingly, the Group has recognized a deferred tax asset relating to these carry forwards in 1993. During that year, $657 of those net operating losses were utilized resulting in a remaining deferred tax asset of $496 at December 31, 1993. In addition, the Group has approximately $7,224 in potential tax loss carry forwards for which they have applied for approval with the Swedish tax authorities. It is uncertain whether the Group will receive such approval and, therefore, be able to realize the benefit of such carryforwards. Therefore, no related asset has been recorded.

(9)  NET INVESTMENT IN THE NOBEL/PROFARMACO GROUP

    The net investment in the Nobel/Profarmaco Group represents the net investment of the Group's parent company as well as the net of all loans, advances, intercompany balances with the Group's parent company and subsidiaries, and translation adjustments.

(10) OTHER NON-CURRENT LIABILITIES

    Other non-current liabilities consist of the following:

                                                 December 31
                                              ----------------
                                               1993       1992

    Pension Liabilities                       $4,330     $5,105
    Accrual for severance pay                  2,367      2,466
                                               -----      -----
                                              $6,697     $7,571
                                               =====      =====

    Nobel Chemicals AB participates in a defined benefit pension plan (non-contributory for employees) which cover essentially all employees in its Swedish operations. This plan (Swedish FPG/PRI pensions) forms part of a Swedish multi-employer pension plan which is centrally administered. The level of benefits and actuarial assumptions are established jointly for all plans, and cannot unilaterally be changed by the participating companies. A prerequisite for joining the FPG/PRI system is that a company reports the actuarially calculated pension obligation as a liability in its balance sheet.

    In Sweden, the pension liabilities are generally not funded. Pension costs, including the interest on unfunded costs for the years ended December 31, 1993 and 1992 amounted to $163 and $551 respectively.

    Since the pension plans are unfunded, the accumulated and projected benefit obligations exceed plan assets. A summary of the funded status of the significant plans is as follows:


                                                                            December 31,
                                                                     -------------------------
                                                                        1993            1992
                                                                        ----            ----
        Accumulated benefit obligation and vested
          benefit obligation    . . . . . . . . . . . . . . . . .       $3,093          $3,628
        Additional benefits due to salary
          increases . . . . . . . . . . . . . . . . . . . . . . .                          963
                                                                        ------          ------
        Projected benefit obligation (PBO)  . . . . . . . . . . .       $3,093          $4,591
                                                                        ======          ======
        Projected benefit obligation in excess
         of plan assets   . . . . . . . . . . . . . . . . . . . .       $3,093          $4,591
        Unrecognized net gain   . . . . . . . . . . . . . . . . .          832
        Unrecognized transition liability   . . . . . . . . . . .          405             514
                                                                        ------          ------

        Accrued pension liability   . . . . . . . . . . . . . . .       $4,330          $5,105
                                                                        ======          ======

    Assumptions used for the defined plans for the three years  were:
        Discount rate  . . . . . . . . . . . . . . . . . . .                7.5%
        Rates of increase in compensation levels . . . . . .                4.5%
   Inflation rate  . . . . . . . . . . . . . . . . . . . . .                3.5%

    As the Group's benefit plan has no assets, no expected return on assets is included in the computation of the pension liability and expense.

    Under Italian law, severance pay accrues in favor of employees which they (or in the event of their death, their heirs) are entitled to collect upon termination of employment. The amount payable related to each year's service is calculated on the basis of the remuneration of such year and is subject to annual revaluations based on increases in the Italian cost of living index. Provision of the effect of such revaluations is made as increases in the cost of living index are realized.

(11) OTHER INCOME AND EXPENSE


    There were no individually significant components in other expense in 1993.

    Other income in 1992 consisted primarily of $30,023 representing insurance proceeds net of related losses from an explosion at Nobel Chemicals during the same year.

(12) FOREIGN OPERATIONS AND EXPORT SALES

    The nature and geographical locations of the Group's operations are described in Note 1. Sales outside the United States are geographically dispersed among the European countries, South America and the Far East and are summarized as follows:


    United States                       $27,511      $26,087       $22,820

    Non-United States                    56,473       67,090        67,511
                                         ------       ------       -------

        Total sales                     $83,984      $93,177       $90,331
                                        =======      =======       =======


(13) COMMITMENTS

    The Group has operating leases expiring on various dates through the year 1999. The leases are primarily for office and laboratory equipment and vehicles. At December 31, 1993, future minimum commitments under operating lease arrangements were as follows:

    Year ended December 31:
        1994  . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 624
        1995    . . . . . . . . . . . . . . . . . . . . . . . . .           613
        1996  . . . . . . . . . . . . . . . . . . . . . . . . . .           594
        1997  . . . . . . . . . . . . . . . . . . . . . . . . . .           574
        1998    . . . . . . . . . . . . . . . . . . . . . . . . .           537
        1999  . . . . . . . . . . . . . . . . . . . . . . . . . .           330
                                                                          -----
                    Net minimum commitments . . . . . . . . . . .        $3,272
                                                                          =====

    Total operating lease expense totaled $699, $1,103 and $968 for the years ended December 31, 1993, 1992 and 1991, respectively.

                     CAMBREX CORPORATION AND SUBSIDIARIES
                         NOTES TO COMBINED FINANCIAL
                           STATEMENTS - (CONTINUED)
                                (IN THOUSANDS)

(14) CONTINGENCIES

    Contingencies exist for the Group relating to litigation and claims arising out of the normal course of business. However, management is of the opinion that while the ultimate liability resulting from these matters may have a material effect upon the results of operations in any given year, they will not have a material adverse effect upon the Group's financial position.

                              CAMBREX CORPORATION
              PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)



    During 1994, Cambrex acquired the Nobel Chemicals Group (as described in
Note 1 to the attached Combined Financial Statements), the Fine Chemicals Business of the Hexcel Corporation located in Teeside, United Kingdom, and the Topanol product line of Zeneca Limited.

    The following unaudited pro forma combined statement of operations for the nine months ended September 30, 1994 and for the year ended December 31, 1993, gives effect to the acquisitions as if they occurred on January 1, 1993. Actual debt incurred to finance these acquisitions during 1994 differs from the debt presented in these pro forma financial statements. This is primarily attributable to the assumption that cash outflows related to these businesses which would have occurred during the period from January 1993 through September 1994 would have been funded through additional debt.

    The proforma information for the nine month period ended September 30, 1994, is derived from the unaudited interim financial statements of Cambrex, the Nobel/Profarmaco Group and the other acquisitions for the period then ended.
The pro forma information for the year ended December 31, 1993 is derived from the audited financial statements of Cambrex, the Nobel/Profarmaco Group and the other acquisitions for the year then ended. Such proforma information, in the opinion of Cambrex management, reflects adjustments necessary for a fair presentation of results. The unaudited pro forma statements give effect to the transactions under the purchase method of accounting and the assumptions and adjustments as described in the accompanying note.

    The unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or of future results of operations of the combined companies. The unaudited pro forma financial statements should be read in conjunction with the financial statements and notes of Cambrex as filed in its Annual Report on Form 10-K for the year ended December 31, 1993, and subsequent filings, and the financial statements of the Nobel/Profarmaco Group included elsewhere herein.

                              CAMBREX CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1994
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                            Pro Forma
                                                            Cambrex                         Adjustments       Pro Forma
                                                          Corporation        Acquired       (see Note)
                                                          -----------        --------        ----------      -----------
                                                          As Reported        Businesses              (Unaudited)
                                                          -----------        ----------      ---------------------------
ASSETS
Current assets:
   Cash and temporary cash
      investments . . . . . . . . . . . . . . . .              $    48      $  5,464          $ (5,023)(1)    $    489
   Trade and other receivables  . . . . . . . . .               35,297        20,032                            55,329
   Inventories      . . . . . . . . . . . . . . .               35,171        24,342                            59,513
   Other current assets . . . . . . . . . . . . .                4,634         4,493                             9,127
                                                              --------       -------           --------       --------
         Total current assets   . . . . . . . . .               75,150        54,331            (5,023)        124,458

Property, plant and equipment, net  . . . . . . .               98,167        55,262            10,079(2)      163,508
Intangible assets, net  . . . . . . . . . . . . .               11,320           413            40,321(3)       52,054
Other non-current assets  . . . . . . . . . . . .                1,287                                           1,287
                                                              --------       -------          --------        --------
       Total assets   . . . . . . . . . . . . . .             $185,924      $110,006          $ 45,377        $341,307
                                                              ========       =======          ========        ========

LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable and accrued liabilities . . .             $ 27,229      $ 20,120                          $ 47,349
   Income taxes payable . . . . . . . . . . . . .                3,582         3,018          $ (2,544)(4)       4,056
   Current portion of long-term debt  . . . . . .                4,010         2,062                             6,072
                                                              --------       -------          --------        --------
       Total current liabilities  . . . . . . . .               34,821        25,200            (2,544)         57,477

Long-term debt      . . . . . . . . . . . . . . .               38,306         1,330           130,242(5)      169,878
Deferred taxes      . . . . . . . . . . . . . . .                7,195                                           7,195
Other non-current liabilities . . . . . . . . . .                8,748         7,849                            16,597
                                                              --------       -------          --------        --------
       Total liabilities  . . . . . . . . . . . .               89,070        34,379           127,698         251,147
                                                              --------       -------          --------        --------

Equity:
   Common stock     . . . . . . . . . . . . . . .                  607                                             607
   Additional paid-in capital . . . . . . . . . .               73,423                                          73,423
   Retained earnings  . . . . . . . . . . . . . .               33,024                          (6,694)         26,330
   Additional minimum pension liability . . . . .                 (692)                                           (692)
   Cumulative translation adjustment  . . . . . .                  411                                             411
   Treasury stock at cost (921,251 shares)  . . .               (9,919)                                         (9,919)
   Net investment in Group  . . . . . . . . . . .                             75,627           (75,627)
                                                              --------       -------         ---------        --------
       Total liabilities and net investmnet
         in Group   . . . . . . . . . . . . . . .             $185,924      $110,006         $  45,377        $341,307
                                                              ========       =======         =========        ========




      See accompanying note to unaudited pro forma combined balance sheet

                              CAMBREX CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                               Pro Forma
                                                           Cambrex                            Adjustments      Pro Forma
                                                         Corporation         Acquired         (see Note)
                                                         -----------         --------         ----------       -----------
                                                         As Reported        Businesses                  (Unaudited)
                                                         -----------        ----------        ----------------------------
Net revenues        . . . . . . . . . . . . . . .            $166,879        $82,532          $    713(6)       $250,124

Operating costs:
      Cost of goods sold  . . . . . . . . . . . .             127,618         54,205          $  1,078(7)        182,901
      Selling, general and
       administrative expenses  . . . . . . . . .              21,773         13,422             2,296(7)         37,491
      Research and development  . . . . . . . . .               3,612          2,304                54(6)          5,970
                                                             --------       --------           -------          --------

         Total      . . . . . . . . . . . . . . .             153,003         69,931             3,428           226,362
                                                             --------       --------           -------          --------

Operating Income (loss) . . . . . . . . . . . . .              13,876         12,601            (2,715)           23,762

Other income (expenses):
   Interest income  . . . . . . . . . . . . . . .                   3          1,017            (1,001)(8)            19
   Interest expense . . . . . . . . . . . . . . .              (1,532)        (1,426)           (4,350)(9)        (7,308)
   Other - net      . . . . . . . . . . . . . . .                 (74)           233                                 159
                                                             --------       --------           -------          --------

Income (loss) before income taxes . . . . . . . .              12,273         12,425            (8,066)           16,632

Provision (benefit) for
    income taxes  . . . . . . . . . . . . . . . .               4,325          4,160            (2,544)(10)        5,941
                                                             --------       --------           -------          --------

Net income (loss) . . . . . . . . . . . . . . . .           $   7,948       $  8,265          $ (5,522)         $ 10,691
                                                            =========       ========           =======          ========

Weighted average number of shares outstanding:
    Primary         . . . . . . . . . . . . . . .               5,655                                              5,655
                                                               ======                                             ======

    Fully diluted   . . . . . . . . . . . . . . .               5,693                                              5,693
                                                               ======                                             ======

Net income per share:
    Primary         . . . . . . . . . . . . . . .           $    1.41                                             $ 1.89
                                                             ========                                             ======

    Fully diluted   . . . . . . . . . . . . . . .           $    1.40                                             $ 1.88
                                                             ========                                             ======


 See accompanying note to unaudited pro forma combined statement of operations

                              CAMBREX CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1993
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                         Pro Forma
                                                           Cambrex                       Adjustments     Pro Forma
                                                          Corporation    Acquired         (See Note)
                                                          -----------    --------        -----------    ------------
                                                         As Reported     Businesses              (Unaudited)
                                                         -----------     ----------
ASSETS
Current assets:
   Cash and temporary cash
      investments . . . . . . . . . . . . . . . . .         $161            $7,364        $ (6,770)(1)     $    755
   Trade and other receivables  . . . . . . . . . .       28,015            17,298                           45,313
   Inventories      . . . . . . . . . . . . . . . .       33,730            29,019                           62,749
   Deferred tax asset   . . . . . . . . . . . . . .        1,315               496                            1,811
   Other current assets . . . . . . . . . . . . . .        3,557             3,405                            6,962
                                                        --------          --------        --------         --------
         Total current assets   . . . . . . . . . .       66,778            57,582          (6,770)         117,590

Property, plant and equipment, net  . . . . . . . .       89,784            47,035           9,807(2)       146,626
Intangible assets, net  . . . . . . . . . . . . . .        7,621               233          43,857(3)        51,711
Other non-current assets  . . . . . . . . . . . . .        2,662                                              2,662
                                                        --------          --------        --------         --------
       Total assets   . . . . . . . . . . . . . . .     $166,845          $104,850        $ 46,894         $318,589
                                                        ========          ========        ========         ========

LIABILITIES AND EQUITY
Current liabilities:
   Accounts payable and accrued liabilities . . . .     $ 20,872          $ 17,525                         $ 38,397
   Income taxes payable . . . . . . . . . . . . . .        3,409                53         $(3,155)(4)          307
   Current portion of long-term debt  . . . . . . .        4,000            10,786                           14,786
                                                        --------          --------        --------         --------
       Total current liabilities  . . . . . . . . .       28,281            28,364          (3,155)          53,490

Long-term debt      . . . . . . . . . . . . . . . .       36,261             1,241         119,769(5)       157,271
Deferred taxes      . . . . . . . . . . . . . . . .        5,986                                              5,986
Other non-current liabilities . . . . . . . . . . .        8,748             6,697                           15,445
                                                        --------          --------        --------         --------
       Total liabilities  . . . . . . . . . . . . .       79,276            36,302         116,614          232,192
                                                        --------          --------        --------         --------

Equity:
   Common stock     . . . . . . . . . . . . . . . .          601                                                601
   Additional paid-in capital . . . . . . . . . . .       72,627                                             72,627
   Retained earnings  . . . . . . . . . . . . . . .       25,859                            (1,172)          24,687
   Additional minimum pension liability . . . . . .       (1,030)                                            (1,030)
   Treasury stock at cost (921,251 shares)  . . . .      (10,488)                                           (10,488)
   Net investment in Group  . . . . . . . . . . . .                         68,548         (68,548)
                                                        --------          --------        --------         --------
       Total liabilities and net investment
         in Group   . . . . . . . . . . . . . . . .     $166,845          $104,850        $ 46,894         $318,589
                                                        ========          ========        ========         ========




      See accompanying note to unaudited pro forma combined balance sheet

                              CAMBREX CORPORATION
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                             Pro Forma
                                                              Cambrex                        Adjustments      Pro Forma
                                                            Corporation     Acquired         (see Note)
                                                            -----------     --------         ----------      -----------
                                                            As Reported     Businesses                (Unaudited)
                                                            -----------     ----------
Net revenues        . . . . . . . . . . . . . . .             $197,203       $ 98,501                          $295,704

Operating costs:
      Cost of goods sold  . . . . . . . . . . . .              145,425         71,339          $ 1,164(7)       217,928
      Selling, general and
       administrative expenses  . . . . . . . . .               29,286         15,492            3,208(7)        47,986
      Research and development  . . . . . . . . .                5,843          2,697                             8,540
                                                              --------       --------          -------         --------

         Total      . . . . . . . . . . . . . . .              180,554         89,528            4,372          274,454
                                                              --------       --------          -------         --------

Operating Income (loss) . . . . . . . . . . . . .               16,649          8,973           (4,372)          21,250

Other income (expenses):
   Interest income  . . . . . . . . . . . . . . .                   41          1,391             (961)(8)          471
   Interest expense . . . . . . . . . . . . . . .               (2,812)        (3,683)          (4,595)(9)      (11,090)
   Other - net      . . . . . . . . . . . . . . .                 (466)           903                               437
                                                              --------       --------          -------         --------

Income (loss) before income taxes . . . . . . . .               13,412          7,584           (9,928)          11,068

Provision (benefit) for
    income taxes  . . . . . . . . . . . . . . . .                4,771          1,982           (3,154)(10)       3,599
                                                              --------       --------          -------         --------

Net income (loss) . . . . . . . . . . . . . . . .             $  8,641       $  5,602          $(6,774)         $ 7,469
                                                              ========       ========          =======         ========

Weighted average number of shares outstanding:
    Primary         . . . . . . . . . . . . . . .                5,282                                            5,282
                                                              ========                                         ========

    Fully diluted   . . . . . . . . . . . . . . .                5,484                                            5,484
                                                              ========                                         ========

Net income per share:
    Primary         . . . . . . . . . . . . . . .             $   1.64                                           $ 1.41
                                                              ========                                         ========

    Fully diluted   . . . . . . . . . . . . . . .             $   1.60                                           $ 1.36
                                                              ========                                         ========


 See accompanying note to unaudited pro forma combined statement of operations

                              CAMBREX CORPORATION
          NOTE TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The pro forma adjustment reflects the purchase of the Nobel Chemicals Group (as described in Note 1 to the attached financial statements), the Fine Chemicals Business of the Hexcel Corporation located in Teeside, United Kingdom, and the Topanol product line of Zeneca Limited by Cambrex as follows:

    Debt incurred to finance acquisitions . . . . . . . . . . . .           $119,047
                                                                            ========

    Net carrying value of assets acquired
        less liabilities assumed    . . . . . . . . . . . . . . .            $61,511

    Adjustments to reflect fair value changes:
        Property, plant and equipment   . . . . . . . . . . . . .             10,897
        Intangibles   . . . . . . . . . . . . . . . . . . . . . .              3,000
        Goodwill  . . . . . . . . . . . . . . . . . . . . . . . .             43,639
                                                                            --------
    Fair value of assets acquired   . . . . . . . . . . . . . . .           $119,047
                                                                            ========

                              CAMBREX CORPORATION
         NOTE TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)


    The pro forma adjustments to the accompanying statement of operations for the nine months ended September 30, 1994, and for the year ended December 31, 1993, assume the Businesses were acquired January 1, 1993. In summary, these adjustments:

- -   Reflect additional depreciation and amortization expense which would have been recorded by Cambrex due to increased asset values and shorter estimated useful lives.

- -   Record additional interest expense which would have been incurred by
    Cambrex in connection with the financing of the purchase of the acquisitions at a borrowing rate of 6%.

- -   Record the tax effects of the pro forma adjustments at applicable rates.

Specifically, the nature of the pro-forma adjustments represent:

1.  The payment of additional interest and other expenses with cash on hand.

2. Revaluation of plant, property and equipment to fair market value (net of accumulated depreciation on the revaluation increment).

3. The recording of goodwill and other intangibles net of accumulated amortization.

4. Reduction of tax liabilities due to the adjustment of the provision for income taxes.

5. The net additional long term debt required to finance the acquisitions and operation of the acquired businesses.

6. Activities of the businesses acquired during the period January 1, 1994 to September 30, 1994 not previously reported.

7.  Additional depreciation and amortization expenses.

8.  Elimination of intercompany interest income.

9. Elimination of intercompany interest expense net of interest expense assumed to be incurred by Cambrex Corporation. The latter aggregates $5,736 for the nine months ended September 30, 1994 and $6,992 for the year ended December 31, 1993.

10. The recognition of the tax benefit of additional expenses to the extent tax liabilities could be reduced.

                                EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
- -----------                     -----------

    23                Consent of Independent Auditors